EXHIBIT 99.1 DTE BUSINESS UPDATE FEBRUARY 21, 2020 1

Safe Harbor Statement Certain information presented herein includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 with respect to the financial condition, results of operations, and businesses of DTE Energy. Words such as “anticipate,” “believe,” “expect,” “projected,” “aspiration,” and “goals” signify forward-looking statements. Forward-looking statements are not guarantees of future results and conditions, but rather are subject to numerous assumptions, risks, and uncertainties that may cause actual future results to be materially different from those contemplated, projected, estimated, or budgeted. Many factors impact forward-looking statements including, but not limited to, the following: impact of regulation by the EPA, the FERC, the MPSC, the NRC, and for DTE Energy, the CFTC, as well as other applicable governmental proceedings and regulations, including any associated impact on rate structures; the amount and timing of cost recovery allowed as a result of regulatory proceedings, related appeals, or new legislation, including legislative amendments and retail access programs; economic conditions and population changes in our geographic area resulting in changes in demand, customer conservation, and thefts of electricity and, for DTE Energy, natural gas; the operational failure of electric or gas distribution systems or infrastructure; impact of volatility of prices in the oil and gas markets on DTE Energy's gas storage and pipelines operations; impact of volatility in prices in the international steel markets on DTE Energy's power and industrial projects operations; the risk of a major safety incident; environmental issues, laws, regulations, and the increasing costs of remediation and compliance, including actual and potential new federal and state requirements; the cost of protecting assets against, or damage due to, cyber incidents and terrorism; health, safety, financial, environmental, and regulatory risks associated with ownership and operation of nuclear facilities; volatility in the short-term natural gas storage markets impacting third-party storage revenues related to DTE Energy; volatility in commodity markets, deviations in weather, and related risks impacting the results of DTE Energy's energy trading operations; changes in the cost and availability of coal and other raw materials, purchased power, and natural gas; advances in technology that produce power, store power, or reduce power consumption; changes in the financial condition of significant customers and strategic partners; the potential for losses on investments, including nuclear decommissioning and benefit plan assets and the related increases in future expense and contributions; access to capital markets and the results of other financing efforts which can be affected by credit agency ratings; instability in capital markets which could impact availability of short and long- term financing; the timing and extent of changes in interest rates; the level of borrowings; the potential for increased costs or delays in completion of significant capital projects; changes in, and application of, federal, state, and local tax laws and their interpretations, including the Internal Revenue Code, regulations, rulings, court proceedings, and audits; the effects of weather and other natural phenomena on operations and sales to customers, and purchases from suppliers; unplanned outages; employee relations and the impact of collective bargaining agreements; the availability, cost, coverage, and terms of insurance and stability of insurance providers; cost reduction efforts and the maximization of plant and distribution system performance; the effects of competition; changes in and application of accounting standards and financial reporting regulations; changes in federal or state laws and their interpretation with respect to regulation, energy policy, and other business issues; contract disputes, binding arbitration, litigation, and related appeals; and the risks discussed in the Registrants' public filings with the Securities and Exchange Commission. New factors emerge from time to time. We cannot predict what factors may arise or how such factors may cause results to differ materially from those contained in any forward- looking statement. Any forward-looking statements speak only as of the date on which such statements are made. We undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events. This document should also be read in conjunction with the Forward-Looking Statements section of the joint DTE Energy and DTE Electric 2019 Form 10-K (which section is incorporated by reference herein), and in conjunction with other SEC reports filed by DTE Energy and DTE Electric. 2

Continuing track record of delivering premium shareholder returns Strong operational and financial performance in 1 2019; well-positioned for future growth 5% – 7% operating EPS1 growth through 2024 from 2 2020 base 3 7% dividend growth extended through 20212 Driving utility growth by investing 80% of total 5-year 4 capital in utility infrastructure and cleaner energy Continuing strategic and sustainable growth in non- 5 utility businesses 6 Maintaining strong balance sheet and credit profile Committed to long-term business mix of 70% – 75% 7 utility 1. Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix 2. Subject to Board approval 3

Environmental, social and governance efforts are key priorities Environmental Net zero carbon emissions by 2050 80% carbon emissions reduction by 2040 80% methane emissions reduction by 2040 Providing renewable natural gas from agricultural waste Social Advancing leadership in diversity Recognized by Diversity Inc as a top-five utility in the nation 2019 Business Diversity Innovation Award from the Edison Electric Institute Governance 11 out of 13 Board members are independent Incentive plans tied to safety and customer satisfaction targets 4

Distinctive continuous improvement culture drives strong track record of cost management vs. peer average All 10,000+ employees engaged in CI to Average annual percentage change in surface and solve problems O&M costs 2008 – 2018 Electric utility1 • Controlling costs while improving the customer experience and targeting rate 2% increases below 3% 1% ‒ Productivity enhancements ‒ Technology innovations ‒ Automation DTE Electric Peer average ‒ Infrastructure replacements Gas utility1 ‒ Transition to cleaner energy 3% • Lowered average industrial customer rate 13% since 2012 1% DTE Gas Peer average 1. Source: SNL Financial, FERC Form 1 and FERC Form 2; excluding electric fuel and purchase power and gas production expense 5

Consistently earning authorized ROE in a constructive regulatory environment Ranking of U.S. regulatory jurisdictions1 DTE Electric ROE (Michigan in tier 1) Tier 1 8 10.3% 10.3% 10.1% 10.0% 10.0% Tier 2 9 2015 2016 2017 2018 2019 Authorized ROE Earned ROE Tier 3 17 DTE Gas ROE Tier 4 10 Tier 5 7 10.5% 10.1% 10.1% 10.0% 10.0% 10-month rate cases supported by legislation; 2015 2016 2017 2018 2019 recovery mechanisms for renewables and gas Authorized ROE Earned ROE infrastructure; 5-year distribution planning 1. UBS, March 2019 (50 states and Washington, D.C.) 6

Delivering premium operating EPS1 results through disciplined planning and management History of exceeding operating EPS guidance Robust planning Annually create detailed 5-year plan $6.30 Includes earnings contingency across the portfolio $2.90 Weekly detailed executive management review of first 2 years If contingency not If contingency consumed: consumed: employ invest/ Original guidance Actual employ lean increase guidance 1. Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix 7

Clear line of sight for growth supported by investment in utility infrastructure and disciplined non-utility opportunities (billions) 2020 – 2024 DTE Energy investment $19 billion Electric: Distribution infrastructure, $12 cleaner generation, maintenance $15 Gas: Base infrastructure, main $3 renewal acceleration 80% utility investment $1.2 – $1.7 GSP: Organic growth on existing platforms $1 GSP: Blue Union/LEAP contracted capital $1.0 – P&I: Industrial energy services, $1.0 – $2.2 – $2.7 $1.4 $1.4 renewable natural gas (RNG) Investing 80% of 5-year capital in utilities 8

Potential $2 billion upside to 5-year utility investment plan with visible infrastructure investment (billions) Utility investment plan $1.0 – $1.5 billion additional electric investments above 5-year plan Additional ~$2 opportunity • Additional voluntary renewables ‒ Current 600 MW plan with long-term goal of 1,400 MW • Sub-transmission investments • Increased reliability investments including $15 pole top maintenance $500 million additional gas investments above 5-year plan • 200 miles of transmission renewal ‒ 10% of transmission miles will need to 2020 – 2024 be modernized in the future Utility infrastructure investments deliver significant growth and improve the customer experience 9

DTE Electric: transformational investments in generation and distribution provide customers cleaner, more reliable energy (billions) 2020 – 2024 electric investment Transformational investments Cleaner energy $3 Delivering 80% carbon emissions reduction by 2040 $5 $12 billion Infrastructure renewal Addressing substation load growth and $4 aging infrastructure Technology innovation Distribution infrastructure Focusing on grid automation, superior customer channels and enhanced Base infrastructure cybersecurity Cleaner generation Targeting 7% – 8% operating earnings1 growth 1. Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix 10

Steady march toward clean, reliable, affordable, home-grown energy Cleaner generation mix 1% 2% 17% 20% 25 – 30% Renewables 18% 20 – 25% Natural gas 20% 77% 20% Nuclear & other 45% 30% Coal 2005 2023E 2030E River St. Trenton Belle Monroe • More than doubling renewable energy by Rouge Clair Channel River 2024 • Expanding voluntary renewable program 2022 2030 2040 ‒ 600 MW by 2023 and 1,400 MW by 2030 11

DTE Gas: replacing aging infrastructure reduces methane emissions while improving performance, cost and productivity (billions) 2020 – 2024 gas investment Transformational investments Main renewal Minimizing leaks to reduce costs and $1.4 improve customer satisfaction $3 billion $1.6 Pipeline integrity Strengthening the system to decrease the potential for system issues Technology enhancement Infrastructure renewal Reducing manual meter reading to improve operational efficiencies and Base infrastructure customer satisfaction Targeting 9% operating earnings1 growth 1. Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix 12

Committed to methane reduction goal of 80% by 2040 Reduced methane emissions continuing reductions in …to achieve goal by 2040 more than 20% since 2011… 2020... Compressor station upgrades Main renewal program Continued infrastructure • Reduced emissions by 93% • Achieving further emission investment reductions through program • Reduces methane emissions acceleration by more than 80% Main and service line upgrades • Reduced emissions by 7% Active partner in the EPA’s Methane Challenge program and AGA, EEI and INGAA natural gas sustainability programs 13

GSP: high-quality assets with revenue certainty is the foundation for long-term growth 85% of total revenue covered by fixed Pipeline revenue contracts and flowing gas Connecting world-class supply basins to high-quality markets 100% Contract renewal and Gathering 15% volume growth Serving some of the strongest geologies in growing basins Minimum volume commitments and 85% Storage demand charges1 Capitalizing on strategic locations to serve key markets and future load growth 2020E – 2022E • Multiple platforms provide opportunity in numerous markets • Asset franchises make GSP the primary Majority of future growth secured and service provider supported by strong contracts 1. Includes flowing volumes at committed levels 14

Majority of GSP growth secured; delivering higher operating earnings1 with increased certainty (millions) GSP operating earnings 9.5% • Focusing on continued organic growth from well-positioned platforms $400 – $420 ‒ Majority of future growth secured and supported by strong contracts ‒ Growth potential and connections to $277 – $293 power and industrial markets • $2.2 – $2.7 billion of investment in 2020 – 2024 ‒ $1.0 billion of growth contractually secured on Blue Union/LEAP assets ‒ $1.2 – $1.7 billion highly accretive 2020 2024E organic growth guidance Continuing organic growth to reach 2024 operating earnings target 1. Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix 15

P&I: achieving growth from high- quality platforms Industrial energy services Developing new cogeneration projects to improve customer environmental attributes and lower energy costs Renewable energy Expanding RNG business at landfill and agricultural sites to meet growing demand for carbon reduction Reduced emissions fuel Maximizing cash flows while reducing emissions from coal-fired plants P&I growth opportunities are robust and diversified 16

Operating earnings1 are underpinned by RNG and cogeneration growth opportunities (millions) P&I operating earnings • RNG and cogeneration projects drive long- term earnings $133 – $148 ‒ Backfill sunsetting REF projects with $125 – $135 new projects • Continuing an origination pace of ~$15 million per year REF2 ‒ Achieved origination targets in each of the past three years ‒ Expanded RNG efforts with construction beginning at three additional sites Longer-term • Developing high potential investment contracts opportunities with additional targets in early screening 2020 2024E guidance ‒ Strong project pipeline to execute growth strategy in industrial energy services and RNG businesses Continuing origination success to reach 2024 target with $1.0 – $1.4 billion 5-year investment 1. Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix 2. $90 million of earnings roll-off in 5-year plan (includes REF sunset net of $20 million of associated business unit cost reductions) 17

CONTACT US DTE Investor Relations www.dteenergy.com/investors 313.235.8030 18

Appendix 19

DTE Energy 70% – 75% utility DTE Electric Electric generation and distribution DTE Gas Natural gas transmission, storage and distribution 25% – 30% non-utility Gas Storage & Pipelines (GSP) Transport, store and gather natural gas Power & Industrial Projects (P&I) DTE Energy Own and operate energy related assets 10,000+ employees 2,000 miles of GSP Energy Trading 2.2 million electric pipelines Gas, power and renewables marketing customers P&I projects in 16 1.3 million gas states customers 20

Commitment to strong culture provides a solid framework for success Safety National Safety Council’s top 2% of companies surveyed in safety culture Employee engagement Top 3% in the world by Gallup; 7 consecutive Gallup Great Workplace Awards Customer satisfaction Top quartile at both utilities for residential satisfaction as ranked by J.D. Power Community involvement One of the country's top corporate citizens as named by Points of Light and J.D. Power One of our top priorities for 2020 is to advance our culture of service excellence 21

Positioned for continued growth from strong 2020 guidance Operating EPS1 • 2020 operating EPS guidance midpoint provides 7.5% growth from 2019 original guidance 7.5% • Well-positioned for 5% – 7% operating EPS growth through 2024 • Continued investment in utilities $6.61 ‒ Investing 80% of 5-year capital in utility $6.15 infrastructure and cleaner energy • Delivering non-utility operating earnings with increased certainty 2019 2020 2024E ‒ Supported by deep development queue original guidance guidance midpoint and high-quality contracted assets midpoint • Commitment to positive culture provides a solid framework for success Targeting 5% – 7% operating EPS growth through 2024 from 2020 base 1. Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix 22

2020 operating earnings1 guidance (millions, except EPS) 2020 operating earnings guidance DTE Electric $759 - $773 DTE Gas 185 - 193 Gas Storage & Pipelines 277 - 293 Power & Industrial Projects 133 - 148 Energy Trading 15 - 25 Corporate & Other (122) - (132) DTE Energy $1,247 - $1,300 Operating EPS $6.47 - $6.75 1. Reconciliation of operating earnings (non-GAAP) to reported earnings included in the appendix 23

Maintaining strong cash flow, balance sheet and credit profile (billions) Planned equity issuances • $1.6 billion of available liquidity at year-end 2019 2020 – 2022 • Maintaining strong investment-grade credit $1.3 rating and FFO1/Debt2 target at 18% Convertible equity units $0.1 – $0.4 $0.1 – $0.3 Credit ratings S&P Moody’s Fitch 2020 2021 2022 DTE Energy BBB Baa2 BBB+ $1.5 – $2.0 (unsecured) DTE Electric A Aa3 A+ (secured) DTE Gas A A1 A (secured) 1. Funds from Operations (FFO) is calculated using operating earnings 2. Debt excludes a portion of DTE Gas’ short-term debt and considers 50% of the junior subordinated notes and 100% of the convertible equity units as equity 24

Cash flow and capital expenditures Cash flow Capital expenditures (billions) (millions) 2020 2020 guidance guidance Cash from operations1 $3.0 DTE Electric Capital expenditures (4.5) Base infrastructure $680 Free cash flow ($1.5) New generation 1,050 Distribution infrastructure 850 Dividends $(0.8) $2,580 Net cash ($2.3) DTE Gas Base infrastructure $270 Debt financing Main renewal 300 Issuances 3.0 $570 Redemptions (0.7) Change in debt $2.3 Non-utility 1,200 – 1,400 Total $4,350 – $4,550 1. Includes equity issued for employee benefit programs 25

DTE Electric and DTE Gas regulatory update DTE Electric DTE Gas • General rate case – filed July 2019 • General rate case – filed November 2019 (U-20561) (U-20642) ‒ Effective: May 2020 ‒ Effective: October 2020 ‒ Rate recovery: $351 million ‒ Rate recovery: $204 million ‒ ROE: 10.5% ‒ ROE: 10.5% ‒ Capital structure: 50% debt, 50% equity ‒ Capital structure: 48% debt, 52% equity ‒ Rate base: $18.3 billion ‒ Rate base: $5.1 billion 26

Blue Union and LEAP asset additions to portfolio provide great value and growth Perryville Hub • Premier assets in high-quality Haynesville Carthage Hub basin Southeast Power Markets – Existing fully contracted gathering system Gulf South – Fully contracted large-diameter Texas markets gathering pipeline with 3Q 2020 in- via Mid-coast service • Highly and immediately accretive transaction Transco • High-quality resource well-positioned on Transco & TETCO supply stack • Experienced and well-capitalized producer Gillis Hub • Solidifies earnings growth and accelerates achievement of GSP’s 5-year investment plan Henry Hub Existing gathering system Dedicated acreage Gathering pipeline under LNG facilities construction Regional pipeline network LNG facilities proposed 27

Haynesville has experienced rapid growth other the past 3 years Haynesville production, 2013 – 2019 • Driven by technology innovation, the (Bcf/d) Haynesville basin has expanded since 12 2017 after a flat production period from 2013 – 2017 nd 10 – Making this basin the 2 fastest growth shale play in the country behind the Permian 8 • Transformational changes in recent years in the Haynesville basin include 6 the following increases: – Average horizontal lateral length 4,000 ft to 7,500 ft 4 – Well estimated ultimate recovery (EUR) 6 Bcf to 18 Bcf 2 • Rig count significantly increased over the past three years 0 Source: Enverus 28

2018 – 2019 reconciliation of reported to operating earnings (non-GAAP) Use of Operating Earnings Information – DTE Energy management believes that operating earnings provide a more meaningful representation of the company’s earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. Adjustments key A) MPSC approval of the deferral for the new customer billing system post-implementation expenses — recorded in Operating Expenses —Operation and maintenance B) MPSC disallowance of power plant capital expenses — recorded in Operating Expenses — Asset (gains) losses and impairments, net C) Transaction-related costs resulting from the acquisition of Blue Union and LEAP D) Certain adjustments resulting from derivatives being marked-to-market without revaluing the underlying non- derivative contracts and assets — recorded in Operating Expenses — Fuel, purchased power, and gas — non-utility E) Impairment of equity method investment — recorded in Other income F) True-up of remeasurement of deferred taxes as a result of the enactment of the Tax Cuts and Jobs Act of 2017 — recorded in Income Tax Expense G) Implementation costs related to a new customer billing system, net of authorized regulatory deferral — recorded in Operating Expenses — Operation and maintenance H) One-time benefits expense reimbursement — recorded in Operating Expenses — Operation and maintenance I) Asset impairment at a renewable power generating facility — recorded in Operating Expenses — Assets (gains) losses and impairments, net 1. Excluding tax related adjustments, the amount of income taxes was calculated using a combined federal and state income tax rate of 25% for the year ended December 31, 2019 and 27% for the year ended December 31, 2018 29

2018 – 2019 reconciliation of reported to operating EPS (non-GAAP) Use of Operating Earnings Information – DTE Energy management believes that operating earnings provide a more meaningful representation of the company’s earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. Adjustments key A) MPSC approval of the deferral for the new customer billing system post-implementation expenses — recorded in Operating Expenses —Operation and maintenance B) MPSC disallowance of power plant capital expenses — recorded in Operating Expenses — Asset (gains) losses and impairments, net C) Transaction-related costs resulting from the acquisition of Blue Union and LEAP D) Certain adjustments resulting from derivatives being marked-to-market without revaluing the underlying non- derivative contracts and assets — recorded in Operating Expenses — Fuel, purchased power, and gas — non-utility E) Impairment of equity method investment — recorded in Other income F) True-up of remeasurement of deferred taxes as a result of the enactment of the Tax Cuts and Jobs Act of 2017 — recorded in Income Tax Expense G) Implementation costs related to a new customer billing system, net of authorized regulatory deferral — recorded in Operating Expenses — Operation and maintenance H) One-time benefits expense reimbursement — recorded in Operating Expenses — Operation and maintenance I) Asset impairment at a renewable power generating facility — recorded in Operating Expenses — Assets (gains) losses and impairments, net 1. Excluding tax related adjustments, the amount of income taxes was calculated using a combined federal and state income tax rate of 25% for the year ended December 31, 2019 and 27% for the year ended December 31, 2018 Note: Per share amounts for the adjustments are based on the after-tax effect for each item, divided by the diluted weighted average common shares outstanding, as noted on the 30 Consolidated Statements of Operations (Unaudited)

2008 reconciliation of reported to operating EPS (non-GAAP) Use of Operating Earnings Information – DTE Energy management believes that operating earnings provide a more meaningful representation of the company’s earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. 2008 Segment Diluted Earnings Per Share Pre-tax Income adjustments taxes EPS DTE Energy Reported EPS $3.36 DTE Electric - - - DTE Gas Performance excellence process 0.04 (0.01) 0.03 Gas Storage & Pipelines - - - Power & Industrial Projects Performance excellence process 0.01 - 0.01 Energy Trading Performance excellence process 0.01 - 0.01 Corporate & Other Residual hedge impact from Antrim sale 0.12 (0.04) 0.08 Tax true-up from sale of joint venture - Crete 0.01 - 0.01 Discontinued operations Synfuel (0.20) 0.07 (0.13) Unconventional gas production (0.74) 0.27 (0.47) DTE Energy Operating EPS ($0.75) $0.29 $2.90 31

Reconciliation of reported to operating earnings (non-GAAP) Use of Operating Earnings Information – Operating earnings exclude non-recurring items, certain mark-to-market adjustments and discontinued operations. DTE Energy management believes that operating earnings provide a more meaningful representation of the company’s earnings from ongoing operations and uses operating earnings as the primary performance measurement for external communications with analysts and investors. Internally, DTE Energy uses operating earnings to measure performance against budget and to report to the Board of Directors. In this presentation, DTE Energy provides guidance for future period operating earnings. It is likely that certain items that impact the company’s future period reported results will be excluded from operating results. A reconciliation to the comparable future period reported earnings is not provided because it is not possible to provide a reliable forecast of specific line items (i.e. future non-recurring items, certain mark-to-market adjustments and discontinued operations). These items may fluctuate significantly from period to period and may have a significant impact on reported earnings. 32